UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 3, 2019
Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)

(888) 762-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 3, 2019, the Board of Directors (the “Board”) of The PNC Financial Services Group, Inc. (“PNC”) increased the number of directors to 14 and appointed Joseph Alvarado, Richard J. Harshman and Toni Townes-Whitley to serve on the Board effective immediately. Joseph Alvarado is the former chairman, president and chief executive officer of Commercial Metals Company, a Fortune 500 global metals firm, which under his leadership was active in recycling, manufacturing, fabricating and trading. Richard J. Harshman is the current chairman and former president and chief executive officer of Allegheny Technologies Incorporated, a global manufacturer of technically advanced specialty materials and complex parts and components. Toni Townes-Whitley is president, U.S. regulated industries at Microsoft Corp., a technology company that enables digital transformation for the era of an intelligent cloud and an intelligent edge.

Mr. Alvarado was appointed to the Audit Committee and the Compliance Subcommittee of the Risk Committee. Mr. Harshman was appointed to the Audit Committee and the Personnel and Compensation Committee. Ms. Townes-Whitley was appointed to the Technology Subcommittee of the Risk Committee. Mr. Alvarado, Mr. Harshman and Ms. Townes-Whitley were also appointed as directors of PNC Bank, National Association.

The Board determined that each of Mr. Alvarado, Mr. Harshman and Ms. Townes-Whitley is independent under the director independence standards established by the New York Stock Exchange. Mr. Alvarado, Mr. Harshman and Ms. Townes-Whitley will receive compensation in accordance with PNC’s non-employee director compensation program described in PNC’s 2018 Proxy Statement filed with the U.S. Securities and Exchange Commission on March 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: January 3, 2019	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller